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EXHIBIT 99.1

                                                      OMB Number: 3235-0569
                                                      Expires: January 31, 2003

             Statement Under Oath of Principal Executive Officer and
         Principal Financial Officer Regarding Facts and Circumstances
                        Relating to Exchange Act Filings

I, Daniel P. Burnham, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Raytheon Company, and, except as corrected or supplemented in a subsequent covered report:

o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

o Annual Report on Form 10-K filed with the Commission on March 19, 2002 of Raytheon Company;

o All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Raytheon Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

o   Any amendments to any of the foregoing.



Signature: /s/ Daniel P. Burnham
               Daniel P. Burnham
               Chairman and Chief Executive Officer


Date:         August 9, 2002           /s/Adrienne C. Jackson
                                          Adrienne C. Jackson, Notary Public

                                          My Commission Expires: May 21, 2003